TRADE AND OTHER RECEIVABLES - Trade receivables (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Trade receivables:
Open accounts	$ 9,554	$ 8,996
Checks receivable		37
Total trade receivables, gross	9,554	9,033
Less - allowance for doubtful accounts	788	493
Trade receivable	8,766	8,540
Presented in the statements of financial position as follows:
Under current assets	8,354	8,384
Under non-current assets	412	156
Trade receivable	$ 8,766	$ 8,540